SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) : June 12, 2002


                             FRONTLINE CAPITAL GROUP
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                         0-30162               11-3383642
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  (State or other jurisdiction        (Commission File          (Employer
of incorporation or organization)         Number)         Identification Number)

       405 Lexington Ave, New York, NY                               10174
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       (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 931-8000
                                                           --------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



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Item 3. BANKRUPTCY AND RECEIVERSHIP.

     On June 12, 2002, FrontLine Capital Group (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Company remains in possession of its assets and properties, and continues to operate its business and manage its property as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

     The Company is presently in discussions with its largest creditors regarding a plan of reorganization, but as of the date of this filing, a plan of reorganization has not been submitted to the Bankruptcy Court for approval.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FRONTLINE CAPITAL GROUP

Dated: June 26, 2002                    By: /s/ Scott Rechler
                                            ------------------------------
                                            Scott Rechler
                                            President